UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 15, 2014

MyGo Games Holding Co.
(Exact name of registrant as specified in its charter)

Florida	000-55080	27-1070374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12708 Riata Vista Circle, Suite B-140
Austin, TX 78727
(Address of principal executive offices) (Zip Code)

(832) 900-9366
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics

On August 15, 2014, the Company adopted a Code of Business and Ethical Conduct in compliance with requirements for a “code of ethics” under Section 406 of the Sarbanes-Oxley Act of 2002.  The Code of Business and Ethical Conduct applies to all officers, directors, employees and consultants of the Company, and includes specific provisions applicable to the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Principal Accounting Officer or Controller or persons performing similar functions as enumerated in Item 406(b) of Regulation S-K.  The Code of Business and Ethical Conduct is attached hereto as Exhibit 14.1.

Item 8.01 Other Events

MYGG changed relocated its principal executive office from 1707 Post Oak Blvd. Suite 215, Houston, TX 77056 to 12708 Riata Vista Circle, Suite B-140, Austin, TX 78727.

Item 9.01 Exhibits

Exhibit	Description

14.01	Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 27, 2014

MyGo Games Holding Co.

By:   /s/ Daniel Hammett
         Daniel Hammett
         Chairman & CEO

Item 9.01 Exhibits

Exhibit	Description

14.01	Code of Ethics